SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549
                                   ________

                                   FORM 8-K

                                CURRENT REPORT



                    Pursuant to Section 13 OR 15(d) of the
                       Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported)               March 12, 2003
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                             UNISYS CORPORATION
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           (Exact Name of Registrant as Specified in its Charter)



   Delaware                  1-8729                    38-0387840
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(State or Other      (Commission File Number)        (IRS Employer
Jurisdiction of                                    Identification No.)
Incorporation)



                                  Unisys Way
                      Blue Bell, Pennsylvania  19424
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           (Address of Principal Executive Offices)  (Zip Code)



                             (215) 986-4011
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          (Registrant's telephone number, including area code)

Item 5.    Other Events.

           Pursuant to the terms and conditions of the Terms Agreement, dated March 12, 2003, between Unisys Corporation (the "Company") and Salomon Smith Barney Inc., Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities Inc., Wachovia Securities, Inc., BNP Paribas Securities Corp., HSBC Securities (USA) Inc., PNC Capital Markets, Inc., and The Royal Bank of Scotland plc, the Company issued on March 17, 2003, its 6 7/8% Senior Notes due 2010 in an aggregate principal amount of $300,000,000.


Item 7.    Exhibits.

           See Exhibit Index.









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                                SIGNATURE
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  UNISYS CORPORATION


Date: March 17, 2003              By: /s/ Janet Brutschea Haugen
                                      ---------------------------
                                     Janet Brutschea Haugen
                                     Senior Vice President and
                                     Chief Financial Officer

                              EXHIBIT INDEX
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Exhibit
No.

1 Terms Agreement, dated March 12, 2003, between Unisys Corporation and Salomon Smith Barney Inc., Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities Inc., Wachovia Securities, Inc., BNP Paribas Securities Corp., HSBC Securities (USA) Inc., PNC Capital Markets, Inc., and The Royal Bank of Scotland plc

4.1 Form of Indenture, dated as of March 1, 2003, between Unisys Corporation and HSBC Bank USA (previously filed as Exhibit 4.1 to the registrant's Registration Statement on Form S-3 (Registration No. 333-85650))

4.2   Form of 6 7/8% Senior Note due 2010